Exhibit 10.2

INCREASE AGREEMENT

This Increase Agreement (this “Agreement”) is made as of this 21st day of December, 2016, by and among INDEPENDENCE REALTY OPERATING PARTNERSHIP, LP, a Delaware limited partnership (“Parent Borrower”), the Subsidiary Borrowers which are, or may become from time to time, parties to the Credit Agreement (as defined below), KEYBANK NATIONAL ASSOCIATION (together with any successor in interest, “KeyBank”), the other lending institutions which are, or may become from time to time, parties to the Credit Agreement as “Lenders” (as defined in the Credit Agreement and as further referenced in the recitals below), KEYBANK NATIONAL ASSOCIATION, as administrative agent for the Lenders (the “Agent”) and as Issuing Lender and as Swing Loan Lender, THE HUNTINGTON NATIONAL BANK, as Syndication Agent (“Syndication Agent”), KEYBANC CAPITAL MARKETS and THE HUNTINGTON NATIONAL BANK, as Joint Lead Arranger and Joint Book Managers, and CAPITAL ONE, NATIONAL ASSOCIATION, as Documentation Agent (“Documentation Agent”). Capitalized terms not otherwise defined herein shall have the meaning ascribed to them in the Credit Agreement.

W I T N E S S E T H:

WHEREAS, the Loan Parties, the Agent, and the Lenders have entered into a certain Credit Agreement dated as of September 17, 2015, as amended by that certain First Amendment to Credit Agreement dated October 2, 2015 (as amended and as the same may be further amended, restated, supplemented or modified from time to time, the “Credit Agreement”) with respect to certain financial accommodations to be provided by the Agent and the Lenders to the Borrower;

WHEREAS, the Borrowers have requested a Commitment Increase, in accordance with the terms of §2.11 of the Credit Agreement, such that the Revolving Credit Facility Amount shall be increased to $172,500,000.00; and

WHEREAS, the Lenders executing this Agreement have agreed to increase their respective Revolving Credit Commitment as more particularly set forth herein.

NOW, THEREFORE, for good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, it is agreed by and among the Borrower, the Agent, and the Lenders, as follows:

1.Effective upon the date hereof, the Revolving Credit Facility Amount shall be increased to $172,500,000.00.  In connection therewith, (a) KeyBank National Association, in its capacity as a Lender, hereby increases its Revolving Credit Commitment to $27,039,000.00, (b) The Huntington National Bank, in its capacity as Lender, hereby increases its Revolving Credit Commitment to $27,039,000.00, (c) Capital One, National Association, in its capacity as Lender, hereby increases its Revolving Credit Commitment to $25,617,000.00, (d) Deutsche Bank AG New York Branch, in its capacity as Lender, hereby increases its Revolving Credit Commitment to $19,922,000.00, (e) MidFirst Bank, a federally chartered savings association in its capacity as Lender, hereby increases its Revolving Credit Commitment to $14,234,000.00, (f) Comerica Bank, in its capacity as Lender, hereby increases its Revolving Credit Commitment to

$14,230,500.00, (g) Citizens Bank, N.A., in its capacity as Lender, hereby increases its Revolving Credit Commitment to $11,885,500.00, and (h) Associated Bank, National Association, in its capacity as Lender, hereby increases its Revolving Credit Commitment to $11,383,000.00.  The Revolving Credit Commitment of The PrivateBank will remain $7,690,000.00 and the Revolving Credit Commitment of Bank of America, N.A. will remain $13,460,000.00.

2.The portion of Schedule 1.1 of the Credit Agreement which lists the Revolving Credit Commitments and Revolving Credit Commitment Percentages is hereby deleted in its entirety and shall be replaced by Schedule 1.1 annexed hereto.  Given the prior reduction of the Term Loan Commitment as a result of the paydown of outstanding Term Loans in the amount of $60,000,000.00, the Lenders acknowledge and agree that, after giving effect to the increases in the Revolving Credit Commitment set forth in Paragraph 1 above, accordion increases in an aggregate amount of $137,500,000.00 remain available to be exercised by the Borrower under Section 2.11 of the Credit Agreement.

3.The parties hereto acknowledge and agree that all of the terms and conditions of the Loan Documents shall remain in full force and effect, except as expressly provided in this Agreement or in any other document executed in connection with this Agreement.

4.Borrower hereby ratifies, confirms and reaffirms all of the terms and conditions of the Loan Documents, and that the obligations of Borrower under the Loan Documents, as amended as provided for herein, are evidenced by the Loan Documents.

5.Borrower acknowledges, confirms and agrees that to Borrower’s actual knowledge, Borrower does not have any offsets, defenses, claims or counterclaims against Agent and/or the Lenders with respect to any of Borrower's liabilities and obligations to Agent and the Lenders.

6.The execution of this Agreement and acceptance of any documents related hereto shall not be deemed to be a waiver of any breach, Default or Event of Default under the Loan Documents, whether or not known to Agent or the Lenders and whether or not existing on the date of this Agreement.

7.This Agreement, and all other documents, instruments and agreements relating thereto, as same may be amended hereby, constitute the legal, valid and binding obligations of Borrower, enforceable in accordance with their respective terms, except as such may be limited by the application of bankruptcy, moratorium, reorganization and other laws affecting the rights of creditors generally or by general equitable principles.

8.Borrower warrants and represents that Borrower has consulted with independent legal counsel of Borrower's selection in connection with this Agreement and is not relying on any representations or warranties of Agent and/or Lenders or its counsel in entering into this Agreement.

9.This Agreement shall constitute a Loan Document.

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10.The Borrower hereby confirms that the provisions of Section 2.11 of the Credit Agreement have been satisfied with the exception of the provisions of Section 2.11(d)(i)(A) of the Credit Agreement which have been waived.

11.Any determination that any provision of this Agreement or any application hereof is invalid, illegal or unenforceable in any respect and in any instance shall not affect the validity, legality, or enforceability of such provision in any other instance, or the validity, legality or enforceability of any other provisions of this Agreement.

12.This Agreement shall be binding upon Borrower, Agent, the Lenders and their respective successors and assigns and shall inure to the benefit of Borrower, Agent, the Lenders and their respective successors and assigns.

13.This Agreement shall be governed by, and construed in accordance with, the laws of the State of New York applicable to contracts made and performed in such State (without regard to principles of conflict laws) and any applicable law of the United States of America.

14.This Agreement may be executed in multiple counterparts, each of which shall be deemed an original.  Delivery of an executed counterpart of a signature page of this Agreement by telecopy or other electronic imaging transmission (e.g. pdf by email) shall be effective as delivery of a manually executed counterpart of this Agreement.  Said counterparts shall constitute but one and the same instrument and shall be binding upon each of the undersigned individually as fully and completely as if all had signed but one instrument and shall be unaffected by the failure of any of the undersigned to execute any or all of said counterparts.

[REMAINDER OF PAGE INTENTIONALLY BLANK]

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IN WITNESS WHEREOF, the parties hereto have caused this Increase Agreement to be executed under seal as of the day and year first above written.

PARENT BORROWER:

INDEPENDENCE REALTY OPERATING PARTNERSHIP, LP, a Delaware limited partnership

By:	Independence Realty Trust, Inc., a Maryland corporation, its general partner

By:	/s/ James Sebra
Name:	James Sebra
Title:	Chief Financial Officer

[Increase Agreement – Signature Page]

SUBSIDIARY BORROWERS:

BAYVIEW CLUB APARTMENTS INDIANA, LLC, a Delaware limited liability company

By:	Independence Realty Operating Partnership, LP, a Delaware limited partnership, its sole member

	By:	Independence Realty Trust, Inc., a Maryland corporation, its general partner

		By:	/s/ James Sebra
		Name:	James Sebra
		Title:	Chief Financial Officer

TS VINTAGE, LLC, a Delaware limited liability company

By:	IR TS Op Co, LLC, a Delaware limited liability company, its sole member

	By:	Independence Realty Operating Partnership, LP, a Delaware limited partnership, its sole member

		By:	Independence Realty Trust, Inc., a Maryland corporation, its general partner

			By:	/s/ James Sebra
			Name:	James Sebra
			Title:	Chief Financial Officer

[Increase Agreement – Signature Page]

TS GOOSE CREEK, LLC, a Delaware limited liability company

By:	IR TS Op Co, LLC, a Delaware limited liability company, its sole member

	By:	Independence Realty Operating Partnership, LP, a Delaware limited partnership, its sole member

		By:	Independence Realty Trust, Inc., a Maryland corporation, its general partner

			By:	/s/ James Sebra
			Name:	James Sebra
			Title:	Chief Financial Officer

TS WESTMONT, LLC, a Delaware limited liability company

By:	IR TS Op Co, LLC, a Delaware limited liability company, its sole member

	By:	Independence Realty Operating Partnership, LP, a Delaware limited partnership, its sole member

		By:	Independence Realty Trust, Inc., a Maryland corporation, its general partner

			By:	/s/ James Sebra
			Name:	James Sebra
			Title:	Chief Financial Officer

[Increase Agreement – Signature Page]

TS MILLER CREEK, LLC, a Delaware limited liability company

By:	IR TS Op Co, LLC, a Delaware limited liability company, its sole member

	By:	Independence Realty Operating Partnership, LP, a Delaware limited partnership, its sole member

		By:	Independence Realty Trust, Inc., a Maryland corporation, its general partner

			By:	/s/ James Sebra
			Name:	James Sebra
			Title:	Chief Financial Officer

BSF-ARBORS RIVER OAKS, LLC, a Florida limited liability company

By:	TS Manager, LLC, a Florida limited liability company, its manager

	By:	IR TS Op Co, LLC, a Delaware limited liability company, its sole member

		By:	Independence Realty Operating Partnership, LP, a Delaware limited partnership, its sole member

			By:	Independence Realty Trust, Inc., a Maryland corporation, its general partner

				By:	/s/ James Sebra
				Name:	James Sebra
				Title:	Chief Financial Officer

[Increase Agreement – Signature Page]

BSF LAKESHORE, LLC, a Florida limited liability company

By:	TS Manager, LLC, a Florida limited liability company, its manager

	By:	IR TS Op Co, LLC, a Delaware limited liability company, its sole member

		By:	Independence Realty Operating Partnership, LP, a Delaware limited partnership, its sole member

			By:	Independence Realty Trust, Inc., a Maryland corporation, its general partner

				By:	/s/ James Sebra
				Name:	James Sebra
				Title:	Chief Financial Officer

[Increase Agreement – Signature Page]

BSF TRAILS, LLC, a Florida limited liability company

By:	TS Manager, LLC, a Florida limited liability company, its manager

	By:	IR TS Op Co, LLC, a Delaware limited liability company, its sole member

		By:	Independence Realty Operating Partnership, LP, a Delaware limited partnership, its sole member

			By:	Independence Realty Trust, Inc., a Maryland corporation, its general partner

				By:	/s/ James Sebra
				Name:	James Sebra
				Title:	Chief Financial Officer

FOX PARTNERS, LLC, a Texas limited liability company

By:	TS Manager, LLC, a Florida limited liability company, its manager

	By:	IR TS Op Co, LLC, a Delaware limited liability company, its sole member

		By:	Independence Realty Operating Partnership, LP, a Delaware limited partnership, its sole member

			By:	Independence Realty Trust, Inc., a Maryland corporation, its general partner

				By:	/s/ James Sebra
				Name:	James Sebra
				Title:	Chief Financial Officer

[Increase Agreement – Signature Page]

MERCE PARTNERS, LLC, a Texas limited liability company

By:	TS Manager, LLC, a Florida limited liability company, its manager

	By:	IR TS Op Co, LLC, a Delaware limited liability company, its sole member

		By:	Independence Realty Operating Partnership, LP, a Delaware limited partnership, its sole member

			By:	Independence Realty Trust, Inc., a Maryland corporation, its general partner

				By:	/s/ James Sebra
				Name:	James Sebra
				Title:	Chief Financial Officer

JLC/BUSF ASSOCIATES, LLC, a Delaware limited liability company

By:	TS Manager, LLC, a Florida limited liability company, its manager

	By:	IR TS Op Co, LLC, a Delaware limited liability company, its sole member

		By:	Independence Realty Operating Partnership, LP, a Delaware limited partnership, its sole member

			By:	Independence Realty Trust, Inc., a Maryland corporation, its general partner

				By:	/s/ James Sebra
				Name:	James Sebra
				Title:	Chief Financial Officer

[Increase Agreement – Signature Page]

POINTE AT CANYON RIDGE, LLC, a Georgia limited liability company

By:	JLC/BUSF Associates, LLC, a Delaware limited liability company, its sole member

	By:	TS Manager, LLC, a Florida limited liability company, its manager

		By:	IR TS Op Co, LLC, a Delaware limited liability company, its sole member

			By:	Independence Realty Operating Partnership, LP, a Delaware limited partnership, its sole member

				By:	Independence Realty Trust, Inc., a Maryland corporation, its general partner

					By:	/s/ James Sebra
					Name:	James Sebra
					Title:	Chief Financial Officer

IRT OKC PORTFOLIO OWNER, LLC, a Delaware limited liability company

By:	IRT OKC Portfolio Member, LLC, a Delaware limited liability company, its sole member

	By:	Independence Realty Operating Partnership, LP, a Delaware limited partnership, its sole member

		By:	Independence Realty Trust, Inc., a Maryland corporation, its general partner

			By:	/s/ James Sebra
			Name:	James Sebra
			Title:	Chief Financial Officer

[Increase Agreement – Signature Page]

AGENT and LENDER:

KEYBANK NATIONAL ASSOCIATION

By:	/s/ Christopher T. Neil
Name:	Christopher T. Neil
Title:	Vice President

[Increase Agreement – Signature Page]

LENDERS:

THE HUNTINGTON NATIONAL BANK

By:	/s/ Michael Mitro
Name:	Michael Mitro
Title:	Senior Vice President

[Increase Agreement – Signature Page]

CAPITAL ONE, NATIONAL ASSOCIATION

By:	/s/ Ashish Tandon
Name:	Ashish Tandon
Title:	Director

[Increase Agreement – Signature Page]

MIDFIRST BANK, A FEDERALLY CHARTERED SAVINGS ASSOCIATION

By:	/s/ Todd Wright
Name:	Todd Wright
Title:	Senior Vice President

[Increase Agreement – Signature Page]

DEUTSCHE BANK AG NY BRANCH

By:	/s/ James Rolison
Name:	James Rolison
Title:	Managing Director

By:	/s/ Joanna Soliman
Name:	Joanna Soliman
Title:	Vice President

[Increase Agreement – Signature Page]

COMERICA BANK

By:	/s/ Charles Weddell
Name:	Charles Weddell
Title:	Alt Group Manager-VP

[Increase Agreement – Signature Page]

CITIZENS BANK, N.A.

By:	/s/ Nan E. Delahunt
Name:	Nan E. Delahunt
Title:	Vice President

[Increase Agreement – Signature Page]

ASSOCIATED BANK, NATIONAL ASSOCIATION

By:	/s/ Greg Conner
Name:	Greg Conner
Title:	Vice-President

[Increase Agreement – Signature Page]

GUARANTOR CONFIRMATION

The undersigned Guarantors hereby expressly acknowledge and consent to the foregoing Increase Agreement and acknowledge and agree that each Guarantor remains jointly and severally obligated for the various obligations and liabilities of the Borrower to the Agent and the Lenders under the Credit Agreement as provided in the Guaranty dated September 17, 2015

INDEPENDENCE REALTY TRUST, INC., a Maryland corporation

By:	/s/ James Sebra
Name:	James Sebra
Title:	Chief Financial Officer

IR TS OP CO, LLC, a Delaware limited liability company

By:	Independence Realty Operating Partnership, LP, a Delaware limited partnership, its sole member

	By:	Independence Realty Trust, Inc., a Maryland corporation, its general partner

		By:	/s/ James Sebra
		Name:	James Sebra
		Title:	Chief Financial Officer

[Increase Agreement – Signature Page]

SCHEDULE 1.1

LENDERS AND COMMITMENTS

Name and Address	Revolving Credit Commitment	Revolving Credit Commitment Percentage
KeyBank National Association 225 Franklin Street Boston, Massachusetts 02110 Attention: Christopher T. Neil Telephone: 617 385 6202 Facsimile: 617- 385-6293	$27,039,000	15.674783%
The Huntington National Bank 200 Public Square, CM17 Cleveland, OH 44114 Attention: Scott Childs Telephone: 216-515-6529 Facsimile: 888-987-9315	$27,039,000	15.674783%
Capital One, National Association 1680 Capital One Drive, 10th Floor McLean, VA 22102 Attention: Yakovia Jackson Telephone: 703‐720‐6764 Facsimile: 703‐720‐2032	$25,617,000	14.850435%
Bank of America, N.A. One Bryant Park New York, New York 10036 Attention: Jonathan J. Salinger Telephone: 646‐855‐3541 Facsimile: 312‐453‐6052	$13,460,000	7.802899%
MidFirst Bank, a federally chartered Savings Association 501 NW Grand Blvd. Oklahoma City, OK 73118 Attention: Todd Wright Telephone: 405-767-7108 Facsimile: 405-767-5478	$14,234,000	8.251594%

Schedule 1.1

Name and Address	Revolving Credit Commitment	Revolving Credit Commitment Percentage
DEUTSCHE BANK AG NY BRANCH 60 Wall Street, 10th Floor New York, NY 10005 Attention: Joanna Soliman Telephone: 212-250-5345 Facsimile: 212-797-8988	$19,922,000	11.548986%
Comerica Bank 3551 Hamlin Road MC2390 Auburn Hills Michigan 48326 Attention: Charles Weddell Telephone: 248-371-6283 Facsimile: 248-371-7920	$14,230,500	8.249565%
Citizens Bank, N.A. 1215 Superior Avenue Cleveland, Ohio 44114 Attention: Nan E. Delahunt Telephone: 617-725-5240 Facsimile: 216-277-7106	$11,885,500	6.890145%
Associated Bank, National Association 525 W. Monroe, 24th floor, Chicago, IL 60661 Attention: Ben Paolone Telephone: 312-544-4651 Facsimile: 312-544-4667	$11,383,000	6.598841%
The PrivateBank 120 S. LaSalle St. Chicago, IL 60603 Attention: Erica Knight Telephone: 312-564-1258 Facsimile: 312-564-1794	$7,690,000	4.457971%

Schedule 1.1